Provident Trust Strategy Fund
Schedule of Investments
June 30, 2025 (Unaudited)

Shares or Principal Amount	COMMON STOCKS – 79.3%(a)	Cost	Value
	Computer Services – 7.1%
46,482	Accenture PLC, Cl A - Class A	$1,351,018	$13,893,005

	Data Processing-Management – 3.0%
33,962	Fiserv, Inc.(b)	5,112,519	5,855,388

	Distribution/Wholesale - 3.7%
169,652	Fastenal Co.	872,212	7,125,384

	Finance-Credit Card - 12.8%
30,171	American Express Co.	8,446,223	9,623,946
43,042	Visa Inc. - Class A	2,069,164	15,282,062
		10,515,387	24,906,008
	Finance-Investment Banking-Brokerages - 6.0%
128,623	The Charles Schwab Corp.	3,783,340	11,735,563

	Investment Management-Advisor Services - 3.5%
69,304	T. Rowe Price Group Inc.	5,455,066	6,687,836

	Retail-Building Products - 4.6%
24,635	The Home Depot, Inc.	3,079,030	9,032,176

	Retail-Discount - 8.3%
16,411	Costco Wholesale Corp.	2,497,909	16,245,905

	Retail-Gardening Products - 1.5%
53,698	Tractor Supply Co.	2,335,154	2,833,644

	Retail-Major Department Stores - 3.9%
61,045	The TJX Companies, Inc.	5,507,392	7,538,447

	Super-Regional Banks-US - 5.9%
61,775	PNC Financial Services Group, Inc.	3,275,662	11,516,096

	Web Portals-Internet Service Providers - 19.0%
104,040	Alphabet, Inc., Cl A - Class A	1,356,152	18,334,969
104,795	Alphabet, Inc., Cl C - Class C	1,357,901	18,589,585
		2,714,053	36,924,554
	TOTAL COMMON STOCKS	46,498,742	154,294,006

	SHORT-TERM INVESTMENTS - 20.7%(a)
	Money Market Funds - 20.7%
40,403,990	First American Treasury Obligations Fund - Class X, 4.24% (c)	40,403,990	40,403,990
	TOTAL SHORT-TERM INVESTMENTS	40,403,990	40,403,990
	TOTAL INVESTMENTS – 100.0%	86,902,732	194,697,996
	Liabilities in Excess of Other Assets - (0.0)% (d)		(65,679)
	TOTAL NET ASSETS - 100.0%		$194,632,317

Percentages are stated as a percent of net assets. PLC - Public Limited Company

(a) Percentages for the various classifications relate to total net assets.
(b) Non-income producing security.
(c) The rate shown represents the 7-day annualized effective yield as of June 30, 2025.
(d) Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

Provident Trust Strategy Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$154,294,006	$–	$–	$154,294,006
Money Market Funds	40,403,990	–	–	40,403,990
Total Investments	$194,697,996	$–	$–	$194,697,996

Refer to the Schedule of Investments for further disaggregation of investment categories.